UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2026

Date of Report (Date of earliest event reported)

Plutonian Acquisition Corp II
(Exact name of Registrant as specified in its charter)

Cayman Islands	0-43249	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1216 Broadway New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 886-8892

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and right	PLUNU	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	PLUN	The New York Stock Exchange
Rights, with each right entitling the holder to receive one-fourth of one Class A ordinary share upon completion of an initial business combination	PLUNR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on April 29, 2026, Plutonian Acquisition Corp II (the “Company”) consummated its initial public offering (“IPO”), which consisted of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one right of the Company (each, a “Right”), with each Right entitling the holder to receive one-fourth of a Class A Ordinary Share upon consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

The Company granted the underwriters a 45-day option to purchase up to an additional 1,500,000 Units (the “Option Units”) at $10.00 per unit to cover over-allotments, if any. On April 29, 2026, the underwriters notified the Company of their partial exercise of the over-allotment option to purchase 750,000 additional units (the “Option Units”) at $10.00 per unit. The closing of the issuance and sale of the Option Units occurred on May 5, 2026, generating total gross proceeds of $7,500,000. Simultaneously with the closing of the over-allotment option, the Company consummated the private placement of an aggregate of 7,800 Private Placement Units to the Sponsor, at a price of $10.00 per Private Placement Unit, generating gross proceeds of $78,000.

A total of $108,037,500 ($10.05 per Unit) of the net proceeds from the sales of Units in the IPO, the Option Units and the Private Placements on April 29, 2026 and May 5, 2026, were placed in a trust account with Continental Stock Transfer& Trust acting as trustee.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

An audited balance sheet as of April 29, 2026 reflecting receipt of the proceeds upon consummation of the IPO has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on May 5, 2026.

An unaudited pro forma balance sheet as of May 5, 2026, reflecting the consummation of the partial exercise of the underwriters’ over-allotment option and the related transactions, is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Balance Sheet

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUTONIAN ACQUISITION CORP II

Dated: May 11, 2026	By:	/s/ Wei Kwang Ng
	Name:	Wei Kwang Ng

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